UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2023

PHI GROUP, INC.

(n/k/a PHILUX GLOBAL GROUP INC.‚

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-642-0571

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into Material Definitive Agreements

Agreement for Comprehensive Cooperation dated December 8, 2023 between Eng. Dat Minh Doan and Philux Global Group Inc (a/k/a PHI GROUP, INC.)

On December 8, 2023, Eng. Dat Minh Doan, an individual (the “Inventor”), and Philux Global Group, Inc. (a/k/a PHI GROUP, INC.) entered into an Agreement for Comprehensive Cooperation Agreement and agreed to undertake the followings:

1) Applying the Inventor’s proprietary inventions that are specifically designed to exploit the earth’s available geomagnetic energy to generate energy and store energy without using an energy storage system (ESS).

2) Producing and providing generators using the earth’s available geomagnetic energy.

3) Producing engines (spaceships, airplanes, ships, cars, trains, motorcycles, etc.) powered by the earth’s available geomagnetic energy.

4) Developing additional multiple new technologies.

The Parties agree to use Philux Global Energy, Inc., a Wyoming corporation and wholly-owned subsidiary of Philux Global Group, Inc., Registration Number 2022-001066221, incorporated on January 3, 2022, as the operating company to commercialize energy-related products based on the proprietary researches and developments of the Inventor.

The Inventor shall serve as the Chief Technology Officer of Philux Global Energy, Inc. and transfer certain intellectual properties related to energy generation and energy storage using the earth’s available geomagnetic energy to Philux Global Energy, Inc. to be patented jointly under the name of the Inventor and Philux Global Energy, Inc. for commercialization.

The Inventor and the Registrant each will hold fifty percent (50%) of the initial Common Stock of Philux Global Energy, Inc.

Both the Registrant and the Inventor mutally warrant that the intellectual properties and technologies that have been developed and/or will have been developed by the Inventor shall never be used for warfare purposes under any circumstances.

The Registrant also warrants and is committed to taking Philux Global Energy, Inc. (PGE) public in the U.S. Stock Markets, particularly Nasdaq, within one year or as soon as possible based on PGE’s progress and growth.

The foregoing description of the Agreement for Comprehensive Cooperation is qualified in its entirety by reference to the full text of said notice, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) filed as part of this Report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	Agreement for Comprehensive Cooperation between Eng. Dat Minh Doan and Philux Global Group, Inc. (a/k/a PHI Group, Inc.)

99.1	Press Release dated December 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2023

PHI GROUP INC. (n/k/a PHILUX GLOBAL GROUP, INC.)
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO